UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 27, 2007


                        American Soil Technologies, Inc.
             (Exact name of registrant as specified in its chapter)

          Nevada                       000-22855                 95-4780218
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation                 File Number)           Identification No.)


      12224 Montague Street
            Pacoima, CA                                             91331
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (818) 899-4686


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective September 21, 2007, American Soil Technologies, Inc.'s (the "Company") Board of Directors appointed McKennon, Wilson & Morgan, LLP ("McKennon") as its new registered independent certified public accounting firm. McKennon is located at 2020 Main Street, Suite 500, Irvine, California 92614.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 CHANGE IN FISCAL YEAR.

On September 21, 2007, the Board of Directors of the Company approved a change of the Company's fiscal year end from December 31 to September 30. When the Company's new fiscal year comes to an end on September 30, 2007, the Company will file a transitional annual report on Form 10-KSB with audited financial statements within 90 days following the end of this period. Following this transitional period, October 1, 2007 through September 30, 2008 will constitute the Company's first full fiscal year with the new fiscal year end. The Company will also file a Form 10-QSB for the quarters ended December 31, 2007, March 31, 2008 and June 30, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 26, 2007               AMERICAN SOIL TECHNOLOGIES, INC.


                                        By: /s/ Carl P. Ranno
                                           -------------------------------------
                                           Carl P. Ranno
                                           Chief Executive Officer and President